UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 11, 2016

ADVERUM BIOTECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36579	20-5258327
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1035 O’Brien Drive, Suite A

Menlo Park, CA 94025

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 272-6269

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communication pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 1.01 Entry into a Material Agreement

On May 11, 2016 (the “Closing Date”), Adverum Biotechnologies, Inc., formerly known as Avalanche Biotechnologies, Inc. (the “Company”), completed its previously announced acquisition of all the outstanding shares of Annapurna Therapeutics SAS, a French simplified joint stock company (“Annapurna”), in accordance with the terms of the acquisition agreement (the “Agreement”) dated as of January 29, 2016, as amended on April 6, 2016, by and among the Company, Annapurna, the shareholders (the “Contributors”) of Annapurna and Shareholder Representative Services LLC, a Colorado limited liability company, acting as the representative of the Contributors (such acquisition, together with the other transactions contemplated by the Agreement, the “Transaction”).

As a condition to the closing of the Transaction, on the Closing Date, the Company amended and restated its Amended and Restated Investor Rights Agreement, dated as of April 16, 2014, and each Contributor became a party to such Second Amended and Restated Investor Rights Agreement (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, the Contributors and the other stockholders of the Company party thereto have, among other things, certain demand and “piggyback” registration rights under the Securities Act of 1933, as amended (the “Securities Act”) with respect to their registrable shares, subject to certain limitations. “Registrable shares” for purposes of the Investor Rights Agreement constitutes shares of the Company’s common stock, par value $0.0001 per share (the “Company Common Stock”), that were issued previously upon conversion of convertible preferred stock of the Company, as part of the Stock Issuance (as defined in Item 2.01 below) in connection with the Transaction, or as a stock dividend or exchange for any of the foregoing shares, in each case, excluding any shares (i) sold by any person to the public, (ii) sold in a private transaction in which the transferor’s rights under the Investor Rights Agreement are not assigned or (iii) that are transferable without volume limitations pursuant to Rule 144 under the Securities Act.

The registration rights of holders of registrable securities will terminate upon the earlier of August 5, 2017 and at such time as such holder holds less than 1% of the outstanding Company Common Stock and all registrable shares held by such holder and its affiliates may be sold pursuant to Rule 144 during any 90-day period without limitation.

The Investor Rights Agreement will terminate upon the earlier of August 5, 2017 and a consolidation or merger of the Company with or into any other entity or person in which the shares of our capital stock immediately prior to such transaction do not represent a majority of the voting power of the surviving entity.

The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Investor Rights Agreement, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As disclosed under Item 1.01 above, on the Closing Date, the Company completed its previously announced acquisition of all the outstanding shares of Annapurna and, as a result, Annapurna is now a wholly owned subsidiary of the Company.

Pursuant to the terms of the Agreement, on the Closing Date, the Company issued 14,087,246 shares (the “New Shares”) of Company Common Stock to the Contributors in exchange for all of the issued and outstanding capital stock of Annapurna (the “Stock Issuance). The outstanding options or other rights to purchase capital stock of Annapurna were converted into options relating to shares of the Company Common Stock (the “Company Options”).

As previously disclosed, the Company’s stockholders approved the Stock Issuance at the Company’s 2016 Annual Meeting of Stockholders held on May 10, 2016.

The foregoing description of the Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and Amendment No. 1 to the Agreement, copies of which are filed as Exhibits 2.1 and 2.2 hereto, respectively, and are incorporated herein by reference.

Upon completion of the Transaction, the Company changed its name to “Adverum Biotechnologies, Inc.”. The Company’s shares of common stock listed on The NASDAQ Global Market, previously trading through the close of business on Wednesday, May 11, 2016 under the ticker symbol “AAVL,” will commence trading on The NASDAQ Global Market under the ticker symbol “ADVM” on Thursday, May 12, 2016. The Company’s common stock has a new CUSIP number, 00773U108.

A copy of the press release announcing the completion of the Transaction and the change of the Company’s corporate name is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On the Closing Date, pursuant to the Agreement, the Company issued the New Shares to the Contributors in connection with the closing of the Transaction. The sale and issuance of the New Shares were not registered under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, since, among other things, the sale and issuance of the New Shares did not involve a public offering and were acquired by the Contributors not with a view to the distribution thereof.

The certificates representing the New Shares contain a legend to the effect that such shares are not registered under the Securities Act and may not be sold or transferred except pursuant to a registration statement which has become effective under the Securities Act or pursuant to an exemption from such registration.

The New Shares are subject to further restrictions on transfer contained in the Investor Rights Agreement.

Additional information pertaining to the Stock Issuance and the Transaction is contained in Item 2.01 and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

Reference is made to the description set forth under Item 1.01 above with respect to the Investor Rights Agreement, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c) Effective on the Closing Date, the Company’s board of directors appointed Amber Salzman, Ph.D., as President and Chief Operating Officer of the Company, Carlo Russo, M.D., as Executive Vice President and Chief Medical Officer of the Company, Mehdi Gasmi, Ph.D., the Company’s current interim Chief Scientific Officer, as Chief Technology Officer of the Company, and Samuel B. Barone, M.D., the Company’s current Chief Medical Officer, as Senior Vice President, Clinical Development of the Company. Paul B. Cleveland, the Company’s current President, Chief Executive Officer and interim Chief Financial Officer, will continue in his positions as Chief Executive Officer and interim Chief Financial Officer of the Company and as a member of the Company’s board of directors.

Amber Salzman, Ph.D.

Biographical information regarding Dr. Salzman and a description of her offer letter and change in control and severance agreement with the Company were previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on February 1, 2016, and such disclosure is incorporated herein by reference.

In connection with the Transaction, Dr. Salzman received 629,766 shares of Company Common Stock in exchange for her Annapurna capital stock. There are no other transactions between Dr. Salzman and the Company requiring disclosure under Item 404(a) of Regulation S-K.

Pursuant to the terms of her offer letter, upon the Closing Date, the Company granted Dr. Salzman Company Options to purchase 218,000 shares of Company Common Stock (the “Salzman Option”), pursuant to the inducement grant exception under NASDAQ Rule 5635(c)(4), as an inducement that is material to Dr. Salzman in connection with her employment with the Company. The Salzman Option will have a per share exercise price equal to the closing sales price of the Company Common Stock on NASDAQ on the Closing Date. The Salzman Option will vest as to 25% of the total shares subject to the Salzman Option on the first anniversary of the Closing Date, and as to 1/48 of the total shares subject to the Salzman Option each month thereafter, so that the Salzman Option will be fully vested and exercisable as of the fourth anniversary of the Closing Date. The foregoing description of the Salzman Option is qualified in its entirety by reference to the full text of the form of inducement stock option agreement for Drs. Salzman and Russo, a copy of which is filed hereto as Exhibit 10.3.

Carlo Russo, M.D.

In accordance with the Agreement, Dr. Russo and the Company entered into an at-will employment agreement on January 29, 2016 (the “Russo Offer Letter”), which became effective upon his appointment as Executive Vice President and Chief Medical Officer on the Closing Date. Under the terms of the Russo Offer Letter, Dr. Russo will receive an annual base salary of $440,000 and will be eligible for an annual target bonus equal to 40% of his base salary earned during the bonus year based on the attainment of certain individual and corporate performance objectives to be determined by the Company’s board of directors.

In addition, pursuant to the terms of the Russo Offer Letter, upon the Closing Date, the Company granted Dr. Russo Company Options to purchase 66,000 shares of Company Common Stock (the “Russo Option”), pursuant to the inducement grant exception under NASDAQ Rule 5635(c)(4), as an inducement that is material to Dr. Russo in connection with his employment with the Company. The Russo Option will have a per share exercise price equal to the closing sales price of the Company Common Stock on NASDAQ on the Closing Date. The Russo Option will vest as to 25% of the total shares subject to the Russo Option on the first anniversary of the Closing Date, and as to 1/48 of the total shares subject to the Russo Option each month thereafter, so that the Russo Option will be fully vested and exercisable as of the fourth anniversary of the Closing Date.

The Company entered into its standard proprietary information and invention assignment agreement with Dr. Russo.

Concurrently with the execution of the Russo Offer Letter, the Company and Dr. Russo entered into a Change in Control and Severance Agreement (the “Russo Severance Agreement”), which became effective upon Dr. Russo’s appointment as an officer of the Company on the Closing Date. Pursuant to the Russo Severance Agreement, in the event of a termination without Cause or a Constructive Termination (each as defined in the Russo Severance Agreement) more than three months prior to a Change in Control (as defined in the Russo Severance Agreement) or more than twelve months after a Change in Control, Dr. Russo will be entitled to (i) nine months of base salary and (ii) up to nine months of continued healthcare coverage. In the event of a termination without Cause or a Constructive Termination, in each case, within the period commencing three months prior to a Change in Control and ending twelve months following a Change in Control, Dr. Russo will be entitled to (i) an amount equal to the sum of (x) his base salary and (y) his target annual bonus for the year in which such termination occurs, payable in a lump sum, (ii) up to twelve months of continued healthcare coverage and (iii) the accelerated vesting of all of his outstanding equity awards. The benefits described above are conditioned upon Dr. Russo executing and not revoking a release of claims against the Company.

The foregoing descriptions of the Russo Offer Letter and Russo Severance Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are filed hereto as Exhibits 10.1 and 10.2, respectively. The foregoing description of the Russo Option is qualified in its entirety by reference to the full text of the form of inducement stock option agreement for Drs. Salzman and Russo, a copy of which is filed hereto as Exhibit 10.3.

Biographical information regarding Dr. Russo is included in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 7, 2016, and is incorporated herein by reference.

There are no family relationships between Dr. Russo and any director or executive officer of the Company, or any person nominated or chosen by the Company to become a director or executive officer. There are no arrangements or understandings between Dr. Russo and any other persons pursuant to which he was selected to serve as Executive Vice President and Chief Medical Officer of the Company following the Closing Date, other than the Agreement. There are no transactions with the Company in which Dr. Russo has a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K.

(d) Under the Agreement, Annapurna was given the right to appoint three directors to the Company’s board of directors upon the Closing Date. On May 10, 2016, in accordance with the terms of the Agreement, the Company’s board of directors increased the size of the board of directors from five to seven directors and appointed Thomas Woiwode, Ph.D. as a Class I director of the Company, Dr. Salzman as a Class II director of the Company and Mitchell H. Finer, Ph.D. as a Class III director of the Company, in each case to be effective on the Closing Date. In addition, effective on the Closing Date, the Company’s board of directors appointed Dr. Woiwode to serve on the Company’s audit committee.

There are no arrangements or understandings between Drs. Salzman, Woiwode and Finer and any other person pursuant to which they were elected as directors, other than the Agreement.

Information concerning Dr. Salzman’s related party transactions is set forth in section 5.02(c) above, and is incorporated by reference into this section 5.02(d).

Dr. Woiwode is a managing director of Versant Ventures IV, LLC, the general partner of Versant Capital IV (Switzerland) GmbH (“Versant Capital”). In connection with the Transaction, Versant Capital and its affiliates collectively received 7,003,893 shares of Company Common Stock in exchange for their Annapurna capital stock. There are no other transactions between Dr. Woiwode or Versant Capital or its affiliates, on the one hand, and the Company, on the other hand, requiring disclosure under Item 404(a) of Regulation S-K.

There are no transactions between Dr. Finer and the Company requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, the Company filed a certificate of amendment (the “Certificate of Amendment”) to its amended and restated certificate of incorporation with the Secretary of State of the State of Delaware to change its corporate name to “Adverum Biotechnologies, Inc.” The Certificate of Amendment became effective upon filing.

In addition, on the Closing Date, an amendment to the Company’s bylaws (the “Amended and Restated Bylaws”) became effective, which amendment made conforming changes to the text of the Company’s bylaws to reflect the change of the name of the Company to “Adverum Biotechnologies, Inc.”

Copies of the Certificate of Amendment and Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01. Other Events.

On May 12, 2016, the Company announced the closing of the Transaction and the change of its corporate name. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The financial statements of Annapurna required by Rule 3-05 of Regulation S-X in connection with the Transaction were previously included in the Proxy Statement. Pursuant to the General Instruction B.3 of Form 8-K, no additional financial statements of Annapurna are required to be filed.

(b) Pro Forma Financial Information. The pro forma financial information required by Article 11 of Regulation S-X in connection with the Transaction were previously included in the Proxy Statement. Pursuant to General Instruction B.3 of Form 8-K, no additional pro forma financial statements are required to be filed.

(d) Exhibits

Exhibit No.	Description

2.1	Acquisition Agreement, dated as of January 29, 2016, by and among Avalanche Biotechnologies, Inc., Annapurna Therapeutics SAS, the Contributors, and Shareholder Representative Services LLC as the Contributors’ Representative (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on February 1, 2016).

2.2	Amendment No. 1 to the Acquisition Agreement, dated as of April 6, 2016 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on April 7, 2016).

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Avalanche Biotechnologies, Inc., filed with the Secretary of State of the State of Delaware on May 11, 2016

3.2	Amended and Restated Bylaws of Adverum Biotechnologies, Inc.

4.1	Second Amended and Restated Investor Rights Agreement, dated as of May 11, 2016, by and among Avalanche Biotechnologies, Inc. and certain of its stockholders.

10.1	Offer Letter, dated January 29, 2016, by and between Avalanche Biotechnologies, Inc. and Carlo Russo.

10.2	Change in Control and Severance Agreement, dated January 29, 2016, by and between Carlo Russo and Avalanche Biotechnologies, Inc.

10.3	Form of Inducement Stock Option Agreement for Drs. Salzman and Russo

99.1	Press Release, dated May 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2016	ADVERUM BIOTECHNOLOGIES, INC.

	By:	/s/ Paul B. Cleveland
Paul B. Cleveland, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Acquisition Agreement, dated as of January 29, 2016, by and among Avalanche Biotechnologies, Inc., Annapurna Therapeutics SAS, the Contributors, and Shareholder Representative Services LLC as the Contributors’ Representative (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on February 1, 2016).

2.2	Amendment No. 1 to the Acquisition Agreement, dated as of April 6, 2016 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on April 7, 2016).

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Avalanche Biotechnologies, Inc., filed with the Secretary of State of the State of Delaware on May 11 ,2016

3.2	Amended and Restated Bylaws of Adverum Biotechnologies, Inc.

4.1	Second Amended and Restated Investor Rights Agreement, dated as of May 11, 2016, by and among Avalanche Biotechnologies, Inc. and certain of its stockholders.

10.1	Offer Letter, dated January 29, 2016, by and between Avalanche Biotechnologies, Inc. and Carlo Russo.

10.2	Change in Control and Severance Agreement, dated January 29, 2016, by and between Carlo Russo and Avalanche Biotechnologies, Inc.

10.3	Form of Inducement Stock Option Agreement for Drs. Salzman and Russo

99.1	Press Release, dated May 12, 2016.